Exhibit 10.2

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

(amended by the Company’s Board of Directors and

by the Company’s Stockholders effective October 7, 2013)

1. Purposes of the Plan.

The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected Employees, Directors, and Consultants and to promote the success of the Company’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company or to increase this interest, by issuing them Shares or by permitting them to purchase Shares. The Plan permits the grant of Options and Share Purchase Rights as the Administrator may determine.

2. Definitions.

For the purposes of this Plan, the following terms shall have the following meanings:

(a) “Acquisition Date”

means, with respect to Shares, the respective dates on which the Shares are sold or issued under the Plan pursuant to an Award.

(b) “Administrator”

means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(c) “Applicable Law”

means any applicable legal requirements relating to the administration of and the issuance of securities under equity securities-based compensation plans, including, without limitation, the requirements of U.S. state corporate laws, U.S. federal and state securities laws, U.S. federal law, the Code, the laws of the Cayman Islands, the laws of the People’s Republic of China, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are granted under the Plan. For all purposes of this Plan, references to statutes shall be deemed to include any rules and regulations promulgated pursuant to authority set forth in such statutes and references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.

(d) “Award”

means an Option or a Share Purchase Right.

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(e) “Award Agreement”

means a written or electronic agreement between the Company and a Participant, the form(s) of which shall be approved from time to time by the Administrator, evidencing the terms and conditions of an individual Award granted under the Plan, and includes any documents attached to or incorporated into the Award Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board”

means the Board of Directors of the Company.

(g) “Change in Control”

means the occurrence of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) the consummation of the sale, lease, or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Anything in the foregoing to the contrary notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, a sale by the Company of its securities in a transaction, the primary purpose of which is to raise capital for the Company’s operations and business activities including, without limitation, an initial public offering of Shares under the Securities Act or other Applicable Law, shall not constitute a Change in Control.

(h) “Code”

means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

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(i) “Committee”

means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Company”

means Aerohive Networks, Inc., a Delaware corporation, or any successor corporation thereto.

(k) “Consultant”

means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(l) “Date of Grant”

means the date an Award is granted to a Participant in accordance with Section 14 hereof.

(m) “Director”

means a member of the Board.

(n) “Disability”

means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o) “Employee”

means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company or any Parent or Subsidiary shall be sufficient to constitute “employment” by the Company or any Parent or Subsidiary.

(p) “Exercise Price” means the amount, if any, for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Award Agreement in accordance with Section 6(d) hereof.

(q) “Exchange Act”

means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r) “Exchange Program”

means a program under which outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower Exercise Prices or Purchase Prices and different terms), Awards of a different type, and/or cash, and/or the Exercise Price or Purchase Price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

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(s) “Fair Market Value”

means, as of any date, the value of the Shares determined as follows:

(i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, The New York Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean of the high bid and low asked prices for the Shares on the day of determination, as reported in The Wall Street Journal or any other source as the Administrator deems reliable; or

(iii) in the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law.

(t) “Incentive Stock Option”

means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Stockholder” means an owner of Shares.

(v) “Nonstatutory Stock Option”

means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w) “Option”

means an option to purchase Shares that is granted pursuant to the Plan in accordance with Section 6 hereof. An Option that is not designated as a Reg S Option is, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

(x) “Parent”

means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

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(y) “Participant”

means the holder of an outstanding Award granted under the Plan, or the holder of Shares issuable or issued pursuant to the exercise of an Award.

(z) “Plan”

means this 2006 Global Share Plan, as amended from time to time.

(aa) “Purchase Price”

means the amount of consideration, if any, for which one Share may be acquired pursuant to a Share Purchase Right, as specified by the Administrator in the applicable Award Agreement in accordance with Section 7(d) hereof.

(bb) “Reg S Option”

means an Option that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(cc) “Reg S Share Purchase Right”

means a Share Purchase Right that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(dd) “Restricted Shares”

means Shares acquired pursuant to a Share Purchase Right or Shares subject to a Company repurchase or redemption right or forfeiture provision that are issued pursuant to an Option.

(ee) “Securities Act”

means the U.S. Securities Act of 1933, as amended.

(ff) “Service Provider”

means an Employee, Director, or Consultant.

(gg) “Share”

means a share of Common Stock of the Company, as adjusted in accordance with Section 12 hereof.

(hh) “Share Purchase Right”

means a right to purchase Restricted Shares pursuant to Section 7 hereof. A Share Purchase Right that is not designated as a Reg S Share Purchase Right is, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

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(ii) “Stockholders Agreement”

means any agreement between a Participant and the Company or Stockholders of the Company or both.

(jj) “Subsidiary”

means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(kk) “Ten Percent Owner”

means a Service Provider who owns more than 10% of the total combined voting power of all classes of outstanding securities of the Company or any Parent or Subsidiary. In determining ownership of securities, the attribution rules of Section 424(d) of the Code shall apply.

(ll) “U.S.” or “United States”

means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(mm) “U.S. Person”

has the meaning accorded to it in Rule 902(k) of the Securities Act, and currently includes:

(i) any natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. Person;

(iv) any trust of which any trustee is a U.S. Person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

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(viii) any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the Securities Act) who are not natural persons, estates or trusts.

3. Shares Subject to the Plan.

(a) Basic Limitation.

Subject to the provisions of Section 12 hereof, the maximum aggregate number of Shares that may be issued under the Plan shall not exceed 33,371,336 Shares. The Shares may be authorized but unissued or reacquired Shares. The number of Shares that are subject to Awards outstanding under the Plan at any time shall not exceed the aggregate number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of outstanding Awards granted under the Plan.

(b) Additional Shares.

If an Award expires, becomes unexercisable, or is cancelled, forfeited, or otherwise terminated without having been exercised or settled in full, as the case may be, or is surrendered pursuant to an Exchange Program, the Shares allocable to the unexercised portion of the Award shall again become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan, upon exercise of an Option or delivery under a Share Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that in the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or redemption, or are retained by the Company upon the exercise of or purchase of Shares under an Award in order to satisfy the Exercise Price or Purchase Price for the Award or any tax withholding due with respect to the exercise or purchase, such Shares shall again become available for future grant under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

4. Administration of the Plan.

(a) Administrator.

The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Law.

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(b) Powers of the Administrator.

Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value (in the absence of an established market for the Shares);

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve the form(s) of agreement for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder including, but not limited to, the Exercise Price, the Purchase Price, the time or times when Options may be exercised (which may be based on performance criteria), the time or times when repurchase or redemption rights shall lapse, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Exchange Program;

(vii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States;

(viii) to modify or amend each Award (subject to Section 18 hereof and Participant consent if the modification or amendment is to the Participant’s detriment), including, without limitation, the discretionary authority to extend the post-termination exercisability of an Option longer than is otherwise provided for in an Award Agreement or accelerate the vesting or exercisability of an Option or lapsing of a repurchase or redemption right or forfeiture provision to which Restricted Shares may be subject;

(ix) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(x) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

(c) Delegation of Authority to Officers.

Subject to Applicable Law, the Administrator may delegate limited authority to specified officers of the Company to execute on behalf of the Company any instrument required to effect an Award previously granted by the Administrator.

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(d) Effect of Administrator’s Decision.

All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants.

5. Eligibility.

(a) General Rule.

Only Service Providers that are not U.S. Persons, or trusts established in connection with any employee benefit plan of the Company (including the Plan) for the benefit of a Service Provider, shall be eligible for the grant of Reg S Options and Reg S Share Purchase Rights. Nonstatutory Stock Options that are not designated as Reg S Options and Share Purchase Rights that are not designated as Reg S Share Purchase Rights may be granted to Service Providers only. Incentive Stock Options may be granted to Employees only. Any awards granted to Consultants that are intended to comply with and qualify under Rule 701 promulgated under the Securities Act may only be granted to natural persons who meet the requirements set forth under Rule 701(c)(1)(ii) and (iii) of the Securities Act.

(b) Stockholders with Ten-Percent Holdings.

A Ten Percent Owner shall not be eligible for the grant of an Incentive Stock Option unless (i) the Exercise Price is at least 110% of the Fair Market Value on the Date of Grant, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

(c) Service Providers Located in California.

Notwithstanding any contrary provision of the Plan, a Service Provider located in California is eligible to receive only Awards that comply with the California Award Terms and Conditions attached hereto as Exhibit A.

(d) Service Providers Located in France. Notwithstanding any contrary provision of the Plan, a Service Provider located in France is eligible to receive only Awards that comply with the Sub-Plan for France attached hereto as Exhibit B.

6. Terms and Conditions of Options.

(a) Award Agreement.

Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

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(b) Type of Option.

Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding a designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds US$100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Date of Grant. Each Option also may be designated as a Reg S Option or as an Option other than a Reg S Option.

(c) Number of Shares.

Each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12 hereof.

(d) Exercise Price.

Each Award Agreement shall specify the Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value on the Date of Grant, and a higher percentage may be required by Section 5(b) hereof. Subject to the preceding sentence, the Exercise Price of any Option shall be determined by the Administrator in its sole discretion. The Exercise Price shall be payable in accordance with Section 9 hereof and the applicable Award Agreement. Notwithstanding anything to the contrary in the foregoing or in Section 5(b), in the event of a transaction described in Section 424(a) of the Code, then, consistent with Section 424(a) of the Code, Incentive Stock Options may be issued at an Exercise Price other than as required by the foregoing provisions of this Section 6(d) and Section 5(b).

(e) Term of Option.

The Award Agreement shall specify the term of the Option; provided, however, that the term shall not exceed ten (10) years from the Date of Grant, and a shorter term may be required by Section 5(b) hereof. Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire.

(f) Exercisability.

Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Award Agreement shall be determined by the Administrator in its sole discretion.

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(g) Exercise Procedure.

Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as may be determined by the Administrator and as set forth in the Award Agreement; provided, however, that an Option shall not be exercised for a fraction of a Share.

(i) An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) full payment for the Shares with respect to which the Option is exercised, together with any applicable tax withholding, and (C) all representations, indemnifications, and documents requested by the Administrator, including, without limitation, any Shareholders Agreement. Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with Section 9 hereof and permitted by the Award Agreement.

(ii) Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Subject to the provisions of Sections 8, 9, 15, and 16, the Company shall issue (or cause to be issued) certificates evidencing the issued Shares promptly after the Option is exercised. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares acquired upon the exercise of an Option if those Shares remain subject to forfeiture, repurchase or redemption under the provisions of the Award Agreement, any Shareholders Agreement, or any other agreement between the Company and the Participant, or if those Shares are collateral for a loan or obligation due to the Company.

(iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan (in accordance with Section 3(b)) and for sale under the Option, by the number of Shares as to which the Option is exercised.

(h) Termination of Service (other than by death).

(i) If a Participant ceases to be a Service Provider for any reason other than because of death, then the Participant’s Options shall expire on the earliest of the following occasions:

(A) The expiration date determined by Section 6(e) hereof;

(B) The 30th day following the termination of the Participant’s relationship as a Service Provider for any reason other than Disability, or such other date as the Administrator may determine and specify in the Award Agreement, provided that no Option that is exercised after the expiration of the three-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option; or

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(C) The last day of the six-month period following the termination of the Participant’s relationship as a Service Provider by reason of Disability, or such other date as the Administrator may determine and specify in the Award Agreement; provided that no Option that is exercised after the expiration of the twelve-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option.

(ii) Following the termination of the Participant’s relationship as a Service Provider, the Participant may exercise all or part of the Participant’s Option at any time before the expiration of the Option as set forth in Section 6(h)(i) hereof, but only to the extent that the Option was vested and exercisable as of the date of termination of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). Unless the Administrator provides otherwise in an Award Agreement, the balance of the Shares subject to the Option shall be forfeited on the date of termination of the Participant’s relationship as a Service Provider. In the event that the Participant dies after the termination of the Participant’s relationship as a Service Provider but before the expiration of the Participant’s Option as set forth in Section 6(h)(i) hereof, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the termination date of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). Any Shares subject to the portion of the Option that are vested as of the termination date of the Participant’s relationship as a Service Provider but that are not purchased prior to the expiration of the Option pursuant to this Section 6(h) shall be forfeited immediately following the Option’s expiration.

(i) Death of Participant.

(i) If a Participant dies while a Service Provider, then the Participant’s Option shall expire on the earlier of the following dates:

(A) The expiration date determined by Section 6(e) hereof;

(B) The last day of the six-month period immediately following the Participant’s death, or such other date as the Administrator may determine and specify in the Award Agreement.

(ii) All or part of the Participant’s Option may be exercised at any time before the expiration of the Option as set forth in Section 6(i)(i) hereof by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the date of the Participant’s death or had become vested and exercisable as a result of the death. The balance of the Shares subject to the Option shall be forfeited upon the Participant’s death. Any Shares subject to the portion of the Option that are vested as of the Participant’s death but that are not purchased prior to the expiration of the Option pursuant to this Section 6(i) shall be forfeited immediately following the Option’s expiration.

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(j) Restrictions on Transfer of Shares.

Shares issued upon exercise of an Option shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, and other transfer restrictions as the Administrator may determine. The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

7. Terms and Conditions of Share Purchase Rights.

(a) Award Agreement.

Each Share Purchase Right under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Share Purchase Right shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b) Type of Share Purchase Right.

Each Share Purchase Right may be designated as a Reg S Share Purchase Right or as a Share Purchase Right other than a Reg S Share Purchase Right. If the Award Agreement does not specify the type of Share Purchase Right, the Share Purchase Right will not be treated as a Reg S Share Purchase Right.

(c) Duration of Offers and Nontransferability of Share Purchase Rights.

Any Share Purchase Rights granted under the Plan shall automatically expire if not exercised by the Participant within 30 days (or such longer time as is specified in the Award Agreement) after the Date of Grant. Share Purchase Rights shall not be transferable and shall be exercisable only by the Participant to whom the Share Purchase Right was granted.

(d) Purchase Price.

The Purchase Price shall be determined by the Administrator in its sole discretion. The Purchase Price shall be payable in a form described in Section 9 hereof.

(e) Restrictions on Transfer of Shares.

Any Shares awarded or sold pursuant to Share Purchase Rights shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, and other transfer restrictions as the Administrator may determine. The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

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8. Tax Withholding.

As a condition to the exercise of an Option or purchase of Restricted Shares, the Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) shall make such arrangements as the Administrator may require for the satisfaction of any applicable tax withholding arising in connection with the exercise of an Option, purchase of Restricted Shares or disposition of Awards under Applicable Laws. The Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) also shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local, or non-U.S. tax withholding obligations, including those under the laws of the People’s Republic of China, that may arise in connection with the disposition of Shares acquired by exercising an Option or purchasing Restricted Shares. The Company shall not be required to issue any Shares under the Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise of the Option or delivery of Restricted Shares, the Company, or a Parent or Subsidiary, as required by Applicable Law, shall have the right to withhold taxes from any compensation or other amounts that the Company or such Parent or Subsidiary, as applicable, may owe to the Participant, or to require the Participant to pay to the Company or such Parent or Subsidiary, as applicable, the amount of any taxes that the Company or such Parent or Subsidiary may be required to withhold with respect to the Shares issued to the Participant or the disposition of Awards or Shares. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Participant to satisfy all or part of any tax withholding liability by (i) having the Company, or the applicable Parent or Subsidiary, withhold from the Shares that would otherwise be issued upon the exercise of an Option, purchase of Restricted Shares or the disposition of Awards or Shares that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the portion of the Company’s tax withholding liability to be so satisfied or (ii) by delivering to the Company previously owned and unencumbered Shares having a Fair Market Value, as of the date the tax withholding liability arises, equal to the amount of the Company’s tax withholding liability to be so satisfied.

9. Payment for Shares.

The consideration to be paid for the Shares to be issued under the Plan, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined on the Date of Grant), subject to the provisions in this Section 9 and Applicable Law.

(a) General Rule.

The entire Exercise Price or Purchase Price (as the case may be) for Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Shares are purchased, except as otherwise provided in this Section 9 or Applicable Law.

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(b) Surrender of Shares.

To the extent that an Award Agreement so provides, all or any part of the Exercise Price or Purchase Price (as the case may be) may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Participant. These Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date the Option is exercised or Restricted Shares are purchased. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price or Purchase Price (as the case may be) if this action would subject the Company to adverse accounting consequences, as determined by the Administrator.

(c) Services Rendered.

At the discretion of the Administrator and to the extent so provided in the agreements evidencing Awards of Shares under the Plan, Shares may be awarded under the Plan in consideration of services rendered to the Company or any Parent or Subsidiary prior to the Award to the extent permitted by Applicable Law.

(d) Promissory Note.

At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) may be paid with a promissory note in favor of the Company. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing provisions of this Section 9(d), the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of the promissory note.

(e) Exercise/Sale.

At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

(f) Exercise/Pledge.

At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

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(g) Other Forms of Consideration.

At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price may be paid by any other form of consideration and method of payment to the extent permitted by Applicable Law.

10. Nontransferability of Awards.

Unless otherwise determined by the Administrator and so provided in the applicable Award Agreement (or be amended to provide), no Award shall be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) other than by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a domestic relations order, and shall not be subject to execution, attachment, or similar process, and each Award may be exercised, during the lifetime of the Participant, only by the Participant. In the event the Administrator in its sole discretion makes a Nonstatutory Stock Option or Share Purchase Right transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Upon any attempt to pledge, assign, hypothecate, transfer, or otherwise dispose of any Award or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Plan, such Award shall thereupon terminate and become null and void.

11. Rights as a Stockholder.

Until the Shares actually are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Award. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

12. Adjustment of Shares.

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

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(b) Dissolution or Liquidation.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.

In the event of a merger of the Company with or into another corporation, or a Change in Control, unless the Award Agreement provides otherwise, each outstanding Award, and, if applicable, each right of the Company to repurchase or redeem Restricted Shares acquired pursuant thereto, will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for an Award and, if applicable, the repurchase or redemption right with respect to Restricted Shares acquired pursuant thereto is not assigned, then the Participant will fully vest in and have the right to exercise the Award as to all of the Shares subject thereto, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Shares will lapse. If an Award is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Award will be exercisable for a period of time as determined by the Administrator, and the Award will terminate upon expiration of such period for no consideration, unless otherwise determined by the Administrator.

For purposes of this Section 12(c), an Option shall be considered assumed, and each right of the Company to repurchase or redeem Restricted Shares will be considered assigned if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each covered Share immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in connection with the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received in the Change in Control is not solely common stock or ordinary shares of the successor corporation or its parent or subsidiary, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or vesting of the Restricted Shares, for each covered Share, to be solely common stock or ordinary shares of the successor corporation or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of Shares in the Change in Control.

(d) Reservation of Rights.

Except as provided in this Section 12 and in the applicable Award Agreement, a Participant shall have no rights by reason of (i) any subdivision or consolidation of Shares or other securities of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of Shares or other securities of any class. Any issuance by the Company of equity securities of any class, or securities convertible into equity securities of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price or Purchase Price of Shares subject to an Award. The grant of an Option or Share Purchase Right shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

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13. Leaves of Absence.

(a) Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.

(b) A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, its Parent or any Subsidiary or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(c) For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Date of Grant.

The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant the Award, or such other later date as is determined by the Administrator; provided, however, that the Date of Grant of an Incentive Stock Option shall be no earlier than the date on which the individual becomes an Employee.

15. Securities Law Requirements.

(a) Legal Compliance.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all Applicable Law, including, without limitation, the Securities Act, U.S. state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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(b) Investment Representations.

Shares delivered under the Plan shall be subject to transfer restrictions, and the person acquiring the Shares shall, as a condition to the exercise of an Option or the purchase of Restricted Shares if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law, including, without limitation, the representation and warranty at the time of acquisition of Shares that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares.

(c) Regulation S Transfer Restrictions.

Any Shares issued pursuant to a Reg S Share Purchase Right or the exercise of a Reg S Option shall not be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person prior to the first anniversary of the Acquisition Date. Any Shares issued pursuant to a Reg S Share Purchase Right or the exercise of a Reg S Option prior to the first anniversary of the Acquisition Date may be offered or sold only if permitted by the Administrator in accordance with the following conditions: (i) the purchaser of Shares issued pursuant to a Reg S Share Purchase Right or the exercise of a Reg S Option certifies that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person or is a U.S. Person who is purchasing the Shares in a transaction that does not require registration under the Securities Act; (ii) the purchaser of the Shares issued pursuant to a Reg S Share Purchase Right or the exercise of a Reg S Option agrees to resell such Shares only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act; and (iii) the certificate evidencing the Shares shall contain restrictive legends to a similar effect as set forth in (ii). The restrictions described in this Section 15(c) shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

16. Inability to Obtain Authority.

The inability of the Company, a Parent or a Subsidiary to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. In addition, the inability of a Participant who is a resident of the People’s Republic of China to obtain authority (including approval and registration) from relevant regulatory bodies of the People’s Republic of China, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company, any Parent and any Subsidiary of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and if the inability is revealed or occurs after such Shares have been issued or sold by the Company, the inability shall entitle the Company to redeem or request the Participant to transfer the Shares so issued on such terms as the Administrator determines, subject to Applicable Law. The Company, any Parent and any Subsidiary shall be relieved from any liability for the redemption and the request for transfer.

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17. Approval by Stockholders.

The Plan shall be subject to approval by the Stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such approval by Stockholders of the Company shall be obtained in the degree and manner required under Applicable Law. Awards may be granted but Options may not be exercised and Restricted Shares may not be purchased prior to approval of the Plan by Stockholders of the Company.

18. Duration and Amendment.

(a) Term of Plan.

Subject to approval by Stockholders of the Company in accordance with Section 17 hereof, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the Stockholders of the Company as described in Section 17 hereof. In the event that the Stockholders of the Company fail to approve the Plan within 12 months prior to or after its adoption by the Board, any Awards that have been granted and any Shares that have been awarded or purchased under the Plan shall be rescinded, and no additional Awards shall be granted thereafter. Unless sooner terminated under Section 18(b) hereof, the Plan shall continue in effect for a term of ten (10) years.

(b) Amendment and Termination.

The Administrator may at any time amend, alter, suspend, or terminate the Plan.

(c) Approval by Stockholders.

The Administrator shall obtain approval of the Stockholders of any Plan amendment to the extent necessary or desirable to comply with Applicable Law.

(d) Effect of Amendment or Termination.

No amendment, alteration, suspension, or termination of the Plan shall materially and adversely impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of the Plan.

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19. Legending Share Certificates.

In order to enforce any restrictions imposed upon Shares issued upon the exercise of Options or the acquisition of Restricted Shares, including, without limitations, the restrictions described in Sections 6(j), 7(e), and 15(c) hereof, the Administrator may cause a legend or legends to be placed on any share certificates representing the Shares, which legend or legends shall make appropriate reference to the restrictions, including, without limitation, a restriction against sale of the Shares for any period as may be required by Applicable Law.

20. No Retention Rights.

Neither the Plan nor any Award shall confer upon any Participant any right to continue his or her relationship as a Service Provider with the Company for any period of specific duration or interfere in any way with his or her right or the right of the Company (or any Parent or Subsidiary employing or retaining the Participant), which rights are hereby expressly reserved by each, to terminate this relationship at any time, with or without cause, and with or without notice.

21. No Trust or Fund Created.

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Parent or Subsidiary and a Participant or any other person. To the extent that any Participant acquires a right to receive payments from the Company or any Parent or Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company, a Parent, or any Subsidiary.

22. No Rights to Awards.

No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

[Remainder of Page Intentionally Left Blank]

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EXHIBIT A

CALIFORNIA AWARD TERMS AND CONDITIONS

This Exhibit A to the Aerohive Networks, Inc. 2006 Global Share Plan will apply only to Participants who are residents of the State of California and who are receiving an Award under the Plan. Capitalized terms contained herein will have the same meanings given to them in the Plan, unless otherwise provided by this Exhibit A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms will apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Exhibit A or the Administrator otherwise provides. This Exhibit A will be deemed to be part of the Plan and the Administrator will have the authority to amend this Exhibit A in accordance with Section 18 of the Plan.

1.	Exercise Price. Subject to the terms of the Plan, the exercise price of each Option and the purchase price of each Restricted Share shall be determined by the Administrator. Notwithstanding the foregoing, the exercise price of a Nonstatutory Stock Option shall not be less than (i) 110% of Fair Market Value on the Date of Grant if granted to a Ten Percent Owner, or (ii) 85% of Fair Market Value on the Date of Grant if granted to a Service Provider who is not a Ten Percent Owner. In addition, the purchase price of a Restricted Share shall not be less than (i) 100% of Fair Market Value on the Date of Grant if granted to a Ten Percent Owner, or (ii) 85% of Fair Market Value on the Date of Grant if granted to a Service Provider who is not a Ten Percent Owner.

2.	Option Exercisability. In the case of an Option granted to a Service Provider who is not an officer of the Company, a Director, or a Consultant, the Option shall become exercisable at a rate no slower than as to 20% of the Shares subject to the Option per year over five years from the Date of Grant.

3.	Termination of Service.

(a) If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(b) If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(c) If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following Participant’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration date determined by Section 6(e) of the Plan), as set forth in Section 6(i)(ii) of the Plan.

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4.	Transferability. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator in its sole discretion makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 of the Securities Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act.

5.	Financial Reports. The Company will provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company will not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

6.	Right of Repurchase. In the case of a Participant who is not an officer of the Company, a Director, or a Consultant, any Company right of repurchase or right to redeem Shares issued pursuant to an Option or Restricted Shares at the original Exercise Price or Purchase Price upon termination of the Participant’s status as a Service Provider shall lapse at a rate no slower than as to 20% of the Shares or Restricted Shares per year over five years from the Date of Grant. Any such repurchase or redemption right may be exercised only within 90 days following the termination of the Participant’s status as a Service Provider (or, in the case of Shares issued upon exercise of an Option after the termination, within 90 days following the date of exercise) for cash or cancellation of indebtedness incurred purchasing the Shares.

7.	Voting Rights. Notwithstanding any provision of the Plan to the contrary (including, without limitation, the requirement that a Participant execute a Stockholders Agreement), Shares issued pursuant to an Award shall carry voting rights no less favorable than any other issued and outstanding Share.

8.	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

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Exhibit B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

SUB PLAN FOR FRANCE

1.	Purpose of Sub Plan.

This Aerohive Networks, Inc. Sub-Plan for France (the “Sub Plan”) of the 2006 Global Share Plan (the “Plan”) was established by the Board for the purpose of granting Options which qualify for the favorable income tax and social tax treatment in France applicable to options granted under Sections L. 225-177 to L. 225-186 of the French Commercial Code (“French Qualified Stock Option”). The additional terms and conditions detailed below are to be read in conjunction with the rules of the Plan. To the extent that the terms and conditions of this Sub Plan conflict with the terms and conditions set forth in the Plan or any French Qualified Stock Option Agreement, the terms and conditions of this Sub Plan shall prevail. Unless otherwise defined herein, the capitalized terms in this Sub Plan shall have the meanings ascribed to those terms in the Plan.

2.	Administration.

Notwithstanding any other provision of the Plan, unless otherwise agreed by the Administrator, French Qualified Stock Options will be exercisable under the vesting schedule set out in the Award Agreement relating to the French Qualified Stock Option (the “French Qualified Stock Option Agreement”) for Employees subject to the laws in France. Notwithstanding any other provision of the Plan, the Administrator is authorized to unilaterally accelerate, reduce, lift or cancel vesting of any Option granted under this Sub Plan, as may be necessary or desirable to comply with applicable French social or tax laws.

Furthermore, the Administrator has the discretion to impose a restriction of up to three (3) years on the sale of Shares issued as a result of the exercise of a French Qualified Stock Option. Notwithstanding any other provision of the Plan, the exercise price shall remain unchanged, provided that the exercise price can be adjusted upon the occurrence of the events specified under the July 24, 1966 corporate law (section 208-5) in accordance with French law. The total number of Shares subject to French Qualified Stock Options granted and remaining unexercised (outstanding French Qualified Stock Options) will never cover a number of Shares exceeding one-third of the share capital of the Company.

3.	Definitions.

For purposes of this Sub Plan, a “Group company” is a company having the following capital links with the granting Company:

(a) at least 10% of the subsidiary’s capital is held, directly or indirectly, by the granting Company,

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(b) the subsidiary directly or indirectly holds at least 10% of the granting Company’s capital, or

(c) at least 50% of the subsidiary’s capital is held, directly or indirectly by a company which holds, directly or indirectly, at least 50% of the granting Company’s capital.

4.	Eligibility.

Options may not be issued under this Sub Plan to Employees or executives owning upon the date of grant more than ten percent (10%) of the Company’s capital shares. Notwithstanding any other provision of the Plan, French Qualified Stock Options may only be granted to individuals (the “Participants”):

(a) having an employment contract with the Company, or with an agent of the company, a subsidiary or a Group company as defined below, upon the date of grant; and/or

(b) to non-employed directors having a management function (the “président-directeur general,” the “directeur-général,” the “members of the “directoire”) of a French subsidiary or a Group company as defined in Section 3 of this Sub Plan, upon the date of grant.

Nothing in this Section 4 of the Sub Plan is intended to expand the class of individuals eligible to receive Awards under the Plan as set forth in Section 5 thereto and the provisions of this Section 4 shall be interpreted as such.

5.	Option Price.

Notwithstanding any other provision of the Plan, the Administrator can set the exercise price of any French Qualified Stock Options granted under this Sub Plan as the greater of Fair Market Value on the date of grant or 80% of the average stock exchange price during the twenty (20) days preceding the related grant or 80% of the average repurchase price of its own Shares held by the Company to be allocated to Participants.

6.	Timing of Option Grant.

Notwithstanding any other provision of the Plan, Options granted within the following time periods shall be deemed not to have been granted under this Sub Plan and will not be considered to be French Qualified Stock Options:

(a) twenty (20) day period following a distribution of dividends or a capital increase of the Company;

(b) during the period of time between the ten (10) stock exchange sessions preceding and following the date consolidated accounts are made public, or if no consolidated accounts, the date of publication of annual accounts; and

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(c) during the period of time between the date the Company becomes aware of information which would have a significant impact on the Company’s shares and the date after the end of ten (10) stock exchange sessions following the date upon which the information is made public (pursuant to Article 70 of the bill modifying the last paragraph of Article 208-1 of law 66-537 of 24 July 1966).

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AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

U.S. SHARE OPTION AGREEMENT – EARLY EXERCISE

Aerohive Networks, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Participant”), an option (the “Option”) under the Company’s 2006 Global Share Plan (the “Plan”) to purchase Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Number of Shares subject to
Option

Type of Option:		Incentive Stock Option (to the extent permitted by Applicable Law)

Nonstatutory Stock Option

Expiration Date:

Vesting Schedule

The Option shall be exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

[Insert vesting schedule]

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination as Service Provider (except as provided below)	[ ]
Termination as Service Provider due to Disability	[ ]
Termination as Service Provider due to death	[ ]

*In no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This U.S. Share Option Agreement (the “Option Agreement”) does not represent an ownership interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AEROHIVE NETWORKS, INC.	PARTICIPANT

Title	Signed

Date	Date

EXHIBIT A

OPTION RULES

1. Grant of Option. The Administrator hereby grants to the Participant under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term according to the applicable provisions of the Plan as follows:

(i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, the Option shall be exercisable cumulatively according to the vesting schedule set forth in the Grant Notice. Alternatively, at the election of the Participant, the Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Share Purchase Agreement, in the form attached hereto as Exhibit D).

(ii) As a condition to exercising the Option for unvested Shares, the Participant shall execute the Restricted Share Purchase Agreement.

(iii) Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Option shall be exercisable by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all

Shares exercised together with any applicable tax withholding. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Stockholders and Compliance Restrictions on Exercise. Any other provision of this Option Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Stockholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d) Issuance of Shares. After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the date of the final prospectus for the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the first Qualified Public Offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or check;

(b) at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) at the discretion of the Administrator, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6. Non-Transferability of Option. Except as otherwise determined by the Administrator, the Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements as well as social security charges applicable to the Option exercise or the disposition of any Shares acquired upon exercise. In this regard, the Participant authorizes the Company (and/or the Parent or Subsidiary employing or retaining the Participant) to withhold all applicable taxes legally payable by the Participant from the Participant’s wages or other cash compensation paid to the Participant by the Company (and/or the Parent or Subsidiary employing or retaining the Participant) or from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations. The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Tax Consultation. The Participant understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of this Option or the Participant’s purchase or disposition of the Shares. The Participant represents that he or she will consult with any tax advisors the Participant deems appropriate in connection with the receipt of this Option or the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

(c) Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant hereby acknowledges and agrees that the Participant may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Participant) on the compensation income recognized by the Participant in connection with the exercise of the Option.

9. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement (including the applicable exhibits hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

14. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE PARENT OR SUBSIDIARY OF THE COMPANY EMPLOYING THE PARTICIPANT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY OF THE COMPANY EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

EXERCISE NOTICE

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase _________ shares of Common Stock (the “Shares”) of AEROHIVE NETWORKS, INC. (the “Company”), under and pursuant to the 2006 Global Share Plan (the “Plan”) and the U.S. Share Option Agreement dated ____________, ____ (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including all exhibits thereto, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO

DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE LOCAL OR FOREIGN SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE LOCAL OR FOREIGN SECURITIES OR BLUE SKY LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE COMPANY OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Investment Representation Statement and, if applicable, the Restricted Share Purchase Agreement and the Joint Escrow Instructions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant hereby acknowledges that the Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Participant:

Date:

EXHIBIT D

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

RESTRICTED SHARE PURCHASE AGREEMENT

THIS RESTRICTED SHARE PURCHASE AGREEMENT (this “Agreement”) is made between _____________________________ (the “Purchaser”) and AEROHIVE NETWORKS, INC. (the “Company”) as of __________________, ____.

Unless otherwise defined herein, the terms defined in the 2006 Global Share Plan (the “Plan”) shall have the same defined meanings in this Agreement.

RECITALS

A. Pursuant to the exercise of the option granted to Purchaser under the Plan and pursuant to the Option Agreement dated _______________, ____ by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

B. As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option as to Unvested Shares, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Unvested Shares acquired upon exercise of the Option.

1. Repurchase Option.

(a) If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option (the “Repurchase Option”) to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at a price per Share equal to the lesser of (i) the fair market value of the Shares at the time the Repurchase Option is exercised, as determined by the Company’s board of directors, and (ii) the price paid by the Purchaser for such Shares (the “Repurchase Price”).

(b) The Company may exercise its Repurchase Option as to any or all of the Unvested Shares at any time after the Purchaser ceases to be a Service Provider; provided, however, that without requirement of further action on the part of either party hereto, the Repurchase Option shall be deemed to have been automatically exercised as to all Unvested Shares at 5:00 p.m. (PRC Time) as of the date that is 60 days following the date Purchaser ceases to be a Service Provider, unless the Company declines in writing to exercise its Repurchase Option prior to such time. If the Company decides not to exercise its Repurchase Option, it shall notify the Purchaser in writing within 60 days of the date Purchaser ceases to be a Service Provider.

(c) If the Repurchase Option is exercised or deemed exercised, then, within 90 days of the date Purchaser ceases to be a Service Provider, the holder of the certificates for the Unvested Shares being transferred shall deliver the share certificate or certificates evidencing the Unvested Shares to the Company, and the Company shall deliver the purchase price therefor to the Purchaser, with a copy to the Escrow Agent (as defined in Section 2(b) hereof) by any of the following methods: (i) delivering to the Service Provider or the Service Provider’s executor a check in the amount of the aggregate Repurchase Price, (ii) canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) any combination of (i) and (ii) such that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price.

(d) In the event that the Repurchase Option is exercised or deemed exercised, the sole right and remedy of the Purchaser thereafter shall be to receive the Repurchase Price, and in no case shall the Purchaser have any claim of ownership as to any of the Unreleased Shares.

(e) The Company in its sole discretion may assign all or part of the Repurchase Option to one or more employees, officers, directors or Stockholders of the Company or other persons or organizations.

(f) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2. Transferability of the Shares; Escrow.

(a) Purchaser hereby authorizes and directs the Escrow Agent (as defined below) to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b) To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with the share assignment duly endorsed in blank, attached hereto as Exhibit D-1. The Unvested Shares and share assignment shall be held by the Escrow Agent in escrow pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit D-2 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of all of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) The Company, or its designee as Escrow Agent, shall not be liable for any act the Escrow Agent may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable laws, rules or regulations. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable laws, rules and regulations):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company pursuant to Section 12 of the Plan after the date of this Agreement.

6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the U.S. Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit D-3 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9. Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

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IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PURCHASER	AEROHIVE NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address

Dated: _________________________, ____

***RESTRICTED SHARE PURCHASE AGREEMENT – U.S. SERVICE PROVIDERS***

EXHIBIT D-1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto AEROHIVE NETWORKS, INC. ______________________ (________) shares of the Common Stock of AEROHIVE NETWORKS, INC. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _______________ to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

This Share Assignment may be used only in accordance with the Restricted Share Purchase Agreement between AEROHIVE NETWORKS, INC. and the undersigned dated ______________, _____.

Dated:	_______________,____	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Restricted Share Purchase Agreement, without requiring additional signatures on the part of the Purchaser

EXHIBIT D-2

JOINT ESCROW INSTRUCTIONS

_________________, ____

Corporate Secretary

AEROHIVE NETWORKS, INC.

Dear _________________:

As Escrow Agent for both AEROHIVE NETWORKS, INC. (the “Company”), and the undersigned purchaser of shares of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Share Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises or is deemed to have exercised the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares to be purchased, the purchase price (or in your case, proof of payment of the purchase price), and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the share assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the share assignments, together with the certificate evidencing the shares to be transferred, to the Company or its assignee, against the simultaneous delivery to you of proof of payment of the purchase price (by cash, a check, or some combination thereof) for the number of shares being purchased pursuant to the exercise of the Company’s repurchase option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the shares are held by you.

4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares as are not then subject to the Company’s repurchase option. Within 120 days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

[Remainder of page intentionally left blank]

PURCHASER	AEROHIVE NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address

ESCROW AGENT

Secretary, AEROHIVE NETWORKS, INC.

Dated: ________________________,_____

***JOINT ESCROW INSTRUCTIONS – U.S. SERVICE PROVIDERS***

EXHIBIT D-3

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:
ADDRESS:
IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:
TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: __________ shares (the “Shares”) of the Common Stock of AEROHIVE NETWORKS, INC. (the “Company”).

3.	The date on which the property was transferred is:___________________ ,______.

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

6.	The amount (if any) paid for such property is: $__________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________________, _____
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ______________________, _____
Spouse of Taxpayer

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

U.S. SHARE OPTION AGREEMENT

Aerohive Networks, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Participant”), an option (the “Option”) under the Company’s 2006 Global Share Plan (the “Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Number of Shares subject to
the Option

Type of Option:		Incentive Stock Option (to the extent permitted by Applicable Law)

Nonstatutory Stock Option

Expiration Date:

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

[Insert vesting schedule]

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination as Service Provider (except as provided below)	[ ]
Termination as Service Provider due to Disability	[ ]
Termination as Service Provider due to death	[ ]

*The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This U.S Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AEROHIVE NETWORKS, INC.	PARTICIPANT

Title	Signed

Date	Date

EXHIBIT A

OPTION RULES

1. Grant of Option. The Administrator hereby grants to the Participant under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with any applicable tax withholding. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Stockholders and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Stockholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d) Issuance of Shares. After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or check;

(b) at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) at the discretion of the Administrator, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise. The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant hereby acknowledges and agrees that the Participant may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Participant) on the compensation income recognized by the Participant in connection with the exercise of the Option.

9. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service (or applicable national postal service, if mailed from outside the United States), by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

14. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE PARTICIPANT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

EXERCISE NOTICE

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase _________ shares of Common Stock (the “Shares”) of Aerohive Networks, Inc. (the “Company”), under and pursuant to the 2006 Global Share Plan (the “Plan”) and the U.S. Share Option Agreement dated ____________, ____ (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option to the Company (or the Parent or Subsidiary that is required under Applicable Laws to withhold such taxes).

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate any Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO

DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise

Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant hereby acknowledges that the Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Participant:

Date:

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK EMI Sub-Plan to the Aerohive Networks, Inc. 2006 Global Share Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide employees and former employees of Aerohive Networks, Inc, Aerohive Networks Europe Limited and any other UK Subsidiary.

UK EMI SUB-PLAN TO THE

AEROHIVE NETWORKS INC.

2006 GLOBAL SHARE PLAN

Additional Terms and Conditions for Options received by Participants resident in the UK

1.	The purpose of this Sub-Plan is to provide incentives for present and future UK tax resident employees of Aerohive Networks, Inc, Aerohive Networks Europe Limited and any other UK Subsidiary through the grant of options over shares of Common Stock of Aerohive Networks, Inc. (the “Company”).

2.	Capitalized terms are defined in the Aerohive Networks, Inc. 2006 Global Share Plan (the “Plan”), subject to the provisions of this Sub-Plan.

3.	References to Incentive Stock Options and Nonstatutory Stock Options shall not apply to Options granted under the Sub-Plan.

4.	The Options granted under this Sub-Plan shall either be designated as EMI Options or as Unapproved Options.

5.	This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

6.	SECTION 1. Purposes of the Plan.

The words “, Directors and Consultants” in the first sentence of the section shall be deleted; and

The last sentence of Section 1 shall be amended so that the words “Options and Share Purchase Rights” shall be deleted and replaced with the words “EMI Options and Unapproved Options”.

7.	SECTION 2. Definitions.

The following definitions shall be amended to read as follows:

“Award”

means an Option.

“Exchange Program”

means a program under which outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower Exercise Prices and different terms), Awards of a different type, and/or cash, and/or the Exercise Price or Purchase Price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

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“Option”

means an either an EMI Option or an Unapproved Option to purchase Shares that is granted pursuant to the Plan in accordance with Section 6 hereof.

“Plan” means this UK EMI Sub-Plan to the Aerohive Networks, Inc. 2006 Global Share Plan, as amended from time to time.

“Restricted Shares”

means Shares subject to a Company repurchase or redemption right or forfeiture provision that are issued pursuant to an Option.

“Service Provider”

means an Employee.

The following definitions shall be deleted:

“Consultant”;

“Incentive Stock Option”;

“Nonstatutory Stock Option”;

“Purchase Price”;

“Reg S Share Purchase Right”;

“Share Purchase Right”; and

“Ten Percent Owner”.

The following definitions shall be inserted:

“Data” shall mean certain personal information about the Participant, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Participant’s favour.

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“Data Recipients” shall mean third parties assisting the Company in the implementation, administration, and management of the Plan.

“Disqualifying Event” shall have the meaning given to it in sections 534, 535 and 536 of ITEPA.

“Eligible Employee” shall mean an Employee who fulfils the requirements of Part 4, Schedule 5 of ITEPA.

“EMI Option” shall mean a qualifying EMI option which meets the requirements of Schedule 5 of ITEPA.

“ITEPA” shall mean the Income Tax (Earnings and Pensions) Act 2003.

“Joint Election” shall mean an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HM Revenue & Customs for the transfer of the whole or any liability of the secondary contributor for any Secondary NIC Liability.

“Option Tax Liability” shall mean any liability or obligation of the Company and/or any related company or Subsidiary to account for income tax (under Pay As You Earn) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.

“Personal Representative” shall mean the personal representative(s) of a Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Board evidence of their appointment as such.

“Secondary NIC Liability” shall mean any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to an Option.

“Section 431 Election” shall mean an election made under section 431 of the Income Tax (Earnings and Pensions) Act 2003.

“Taxable Event” shall mean any occasion on which an Option Tax Liability or Secondary NIC Liability arises in connection with an Option or any award of Shares under it.

“UK Subsidiary” shall mean a Subsidiary of the Company which is incorporated in the UK.

“Unapproved Option” shall mean an option over shares in the Company that is neither an HM Revenue & Customs approved Company Share Option Plan nor an EMI Option.

8.	SECTION 3. Share Subject to the Plan.

Section 3(b) shall be amended so that the words “or delivery under a Share Purchase Right”, the words “or Purchase Price” and the whole of the final sentence shall be deleted.

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9.	SECTION 4. Administration of the Plan.

In Section 4(b)(v), the words “, the Purchase Price” shall be deleted.

10.	SECTION 5. Eligibility.

Section 5(a) shall be deleted and replaced with the following:

“Only Service Providers that are not U.S. Persons, or trusts established in connection with any employee benefit plan of the Company (including the Plan) for the benefit of a Service Provider, shall be eligible for the grant of Reg S Options. Options may be granted to Service Providers only. Only Eligible Employees are shall be eligible for the grant of EMI Options.”

Section 5(b), (c) and (d) shall be deleted in their entirety.

11.	SECTION 6. Terms and Conditions of Options.

Section 6(b) shall be deleted and replaced with the following:

“Type of Option. Each Option shall be designated in the Award Agreement as either an EMI Option or an Unapproved Option.

If designated in the Award Agreement as an EMI Option, the Option is intended to qualify as an EMI Option. Nevertheless, to the extent that it exceeds the £120,000 limit included in part 2 of Schedule 5 of ITEPA, or for any other reason, fails in whole or in part to be an EMI Option, the Option or the lesser part will be treated as an Unapproved Option. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to the Participant (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.

The Fair Market Value of the Shares shall be determined as of the Date of Grant. Each Option also may be designated as a Reg S Option or as an Option other than a Reg S Option.”

Section 6(d) (Exercise Price) shall be amended so that the words “Incentive Stock” in the first sentence are replaced with the word “EMI” and the whole of the final sentence shall be deleted.

Section 6(g) (Exercise Procedure) shall be amended so that:

In Sub-Section 6(g)(i) the words “(including any Option Tax Liability and any Secondary NIC Liability)” shall be inserted after the words “tax withholding” and the words “and a signed Joint Election and a signed Section 431 Election” shall be inserted after the words “any Shareholders Agreement”;

In Sub-Section 6(g)(ii), the words “or, if requested by the Participant, in the name of the Participant and his or her spouse” shall be deleted.

Section 6(h) (Termination of Service (other than by death)) shall be amended so that:

In Sub-Sections 6(h)(i), the following shall be deleted:

“, provided that no Option that is exercised after the expiration of the three-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option”; and

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“; provided that no Option that is exercised after the expiration of the twelve-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option”; and

In Sub-Section 6(h)(ii) the words “by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance” shall be replaced with the words “by the Participant’s Personal Representative”.

In Section 6(i)(ii) the words “by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance” shall be replaced with the words “by the Personal Representative of the Participant”.

12.	SECTION 7. Terms and Conditions of Share Purchase Rights.

Section 7 shall be deleted in its entirety.

13.	SECTION 8. Tax Withholding.

Section 8 shall be deleted and replaced with the following:

“In the event that the Company or any Subsidiary determines that it is required to account to HM Revenue & Customs for any Option Tax Liability or Secondary NIC Liability (under the Award Agreement) arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the shares acquired pursuant to the Option, the Participant, as a condition to the issue of shares in connection with the exercise of an Option, or on the grant, assignment, release or cancellation of an Option, shall make such arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy any requirement to account for any Option Tax Liability (and, if applicable, any Secondary NIC Liability) that may arise in connection with the Option or the award of Shares pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding Shares that would otherwise be issued pursuant to the Award Agreement to the Participant.”

14.	SECTION 9. Payment for Shares.

Section 9, shall be amended so that the words “(in the case of an Incentive Stock Option)”; and “or Purchase Price (as the case may be)”, wherever they arise, shall be deleted.

Section 9(a) shall be amended so that the words “cash equivalents” shall be replaced with the word “cheque”.

Section 9(b), (c) and (d) shall deleted in their entirety.

In Section 9(e), the words “(including any Option Tax Liability and any Secondary NIC Liability)” shall be inserted at the end of the section.

15.	SECTION 10. Nontransferability of Awards.

Section 10 shall be amended so that:

the words “by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a domestic relations order” shall be replaced with the words “on the death of the Participant to the Participant’s Personal Representative”; and

the second sentence shall be deleted.

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16.	SECTION 12. Adjustment of Shares.

Section 12(d) shall be amended so that the following words “or Purchase Price”; and “or Share Purchase Right” shall be deleted wherever they appear.

17.	SECTION 13. Leaves of Absence.

Section 13(c) shall be deleted in its entirety.

18.	SECTION 14. Date of Grant.

Section 14 shall be deleted and replaced with the following:

“The Date of Grant of an Award shall, for all purposes (except UK tax purposes), be the date on which the Administrator makes the determination to grant the Award, or such other later date as is determined by the Administrator. The Date of Grant for UK tax purposes shall be the date on which the Award Agreement is signed.”

19.	SECTION 15. Securities Laws Requirements.

In Section 15(c), the following words “a Reg S Share Purchase Right or” shall be deleted wherever they appear.

20.	SECTION 17. Approval by Stockholders.

Section 17 shall be amended so that the title to the section shall read “Approval by the Board” and the section shall be replaced with the following:

“The Plan shall be subject its adoption by the Board.”

21.	SECTION 18. Duration and Amendment.

Section 18(a) shall be deleted and replaced with the following:

“Term of Plan.

The Plan shall become effective on its adoption by the Board. Unless sooner terminated under Section 18(b) hereof, the Plan shall continue in effect for a term of ten (10) years. The Plan shall automatically terminate on the termination of the Aerohive Networks, Inc. 2006 Global Share Plan.”

Section 18(b) shall have the following footnote inserted at the end of the section:

“Note Regarding EMI Treatment: EMI treatment may be lost where amendments are made to the Plan which impact on existing Options.”

22.	SECTION 20. No Retention Rights.

Section 20 shall be amended so that the words “at any time, with or without cause, and with or without notice” shall be deleted.

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23.	EXHIBIT A. California Award Terms and Conditions.

Exhibit A shall be deleted in its entirety.

24.	EXHIBIT B. Aerohive Networks, Inc 2006 Global Share Plan Sub-Plan for France.

Exhibit B shall be deleted in its entirety.

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AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

PRC SHARE OPTION AGREEMENT

Aerohive Networks, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Participant”), an option (the “Option”) under the Company’s 2006 Global Share Plan (the “Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	US$

Number of Shares subject to the Option

Type of Option:		Incentive Stock Option (to the extent permitted by Applicable Law)

Nonstatutory Stock Option

Expiration Date:

Vesting Schedule

To the extent permitted by Applicable Law (as defined in the Plan), the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

[insert vesting schedule]

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination as Service Provider (except as provided below)	[ ]
Termination as Service Provider due to Disability	[ ]
Termination as Service Provider due to death	[ ]

* The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan and the Escrow Provisions (Exhibit B). Please be sure to read all of Exhibits A and B, which contain the specific terms and conditions of the Option.

This PRC Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AEROHIVE NETWORKS, INC.	PARTICIPANT

Title	Signed

Date	Date

EXHIBIT A

OPTION RULES

I.

1. Grant of Option. The Administrator hereby grants to the Participant under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

The Option, and any Shares or cash acquired pursuant hereto, shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

2. Exercise of Option.

(a) Right to Exercise. If permitted by Applicable Law, the Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Option shall be exercisable to the extent then vested, by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with the applicable tax withholding delivered pursuant to Exhibit C attached hereto. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with the applicable tax withholding delivered pursuant to

Exhibit C attached hereto, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Stockholders and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Stockholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) if permitted by Applicable Law, by cash, check or cash equivalent;

(b) at the discretion of the Administrator and to the extent permitted by Applicable Law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) such other method or manner of payment as the Administrator may approve.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. (including the People’s Republic of China) income and employment tax withholding requirements applicable to the Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option. The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant hereby acknowledges and agrees that the Participant may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Participant) on the compensation income recognized by the Participant in connection with the exercise of the Option.

9. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13. Acknowledgements.

(a) The Participant acknowledges receipt of a copy of the Plan (including any applicable appendices or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Participant has reviewed the Plan (including any applicable appendices or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (which may or may not be the Participant’s employer) is granting the Option. The Company will administer the Plan from outside the Participant’s country of residence, and United States law will govern all Options granted under the Plan.

(c) The Participant acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Law, the benefits and rights provided under the Plan are not to be considered part of the Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. The Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) the Participant ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e) The Plan will not be deemed to constitute, and will not be construed by the Participant to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to the Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company.

(g) By entering into this Option Agreement, and as a condition of the grant of the Option, the Participant consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(i) the Participant understands that the Company, its Parent or any Subsidiary may hold certain personal information about the Participant, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Participant’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii) the Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of the Participant’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients”).

(iii) the Participant understands that these Data Recipients may be located in the Participant’s country of residence or elsewhere, such as the United States. The Participant authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Participant’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv) the Participant understands that the Participant may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Participant’s consent herein in writing by contacting the Company. The Participant further understands that withdrawing consent may affect the Participant’s ability to participate in the Plan.

(h) The Participant has received the terms and conditions of this Option Agreement and any other related communications, and the Participant consents to having received these documents in English.

14. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with a national postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

15. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE PARTICIPANT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

ESCROW PROVISIONS

1. Option. As set forth in the PRC Share Option Agreement, to which these Escrow Provisions (the “Escrow Provisions”) are attached, you have been granted an Option under the Plan. The Option will be held by the Company under these Escrow Provisions in an account in your name. Unless otherwise defined herein, the capitalized terms in these Escrow Provisions shall have the meanings ascribed to those terms in the Plan.

2. Legal and Equitable Title. Legal and equitable title to the Option and any cash or securities acquired pursuant to the Option, will remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3. Exercise of Option. You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the PRC Share Option Agreement and the Plan.

4. Proceeds of Exercise. Shares acquired upon exercise of your Option will be retained in Escrow under these Escrow Provisions. Subject to requirements for repatriation and settlement of foreign exchange under the laws of the People’s Republic of China, you may elect to keep any proceeds from the sale of such Shares (any such sale to be performed by the Company under your direction) in your account under these Escrow Provisions or to have them distributed to you. If you elect to have the proceeds distributed to you, the Company will use its reasonable efforts to effect such distribution within ten (10) business days of the sale, pursuant to such channels as the Company reasonably determines appropriate.

5. Powers of Company. The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with Applicable Law and to effectuate and carry out the terms and purposes of Escrow under these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6. Limitation of Liability. The Company is not liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company is not liable for honest mistakes of judgment or for losses or liabilities due to honest mistakes of judgment.

7. Costs and Expenses of this Escrow. All costs and expenses of these Escrow Provisions will be borne by the Company.

8. Entire Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan, Option Agreement and these Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, and may not be modified adversely to your interest except by means of a writing signed by the Company and you. These Escrow Provisions are governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

EXHIBIT C

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

EXERCISE NOTICE

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,                         ,             , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                          shares of Common Stock (the “Shares”) of Aerohive Networks, Inc. (the “Company”), under and pursuant to the 2006 Global Share Plan (the “Plan”) and the PRC Share Option Agreement dated                         ,              (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and delivers any and all tax withholding due in connection with the exercise of the Option to the Company, the Parent or the Subsidiary that is required under Applicable Law to withhold such taxes.

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Escrow Provisions, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant hereby acknowledges that the Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter

(or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) The Participant hereby acknowledges that the Participant is aware of the relevant requirements under the laws of the People’s Republic of China regarding overseas investment, including the requirements for approval and registration with competent authorities. The Participant is acquiring these Securities after obtaining requisite approval or registration from competent authorities of the People’s Republic of China. Failure to obtain requisite approval or registration shall relieve the Company, and any Parent or Subsidiary, of any liability in respect of the failure to issue these Securities. If the failure is revealed or occurs after the issuance of these Securities, the Company shall be entitled, at its sole discretion, to redeem or request the Participant to transfer these Securities to a transferee who is legally entitled to hold the Securities. Unless otherwise determined by the Administrator, the redemption price shall be the Exercise Price paid by the Participant for the Securities. The Company, its Parent and any Subsidiary shall be relieved from any liability for any redemption or request for transfer made pursuant to the foregoing.

Signature of the Participant:

Date:

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

AMENDED AND RESTATED PRC SHARE OPTION AGREEMENT

This Amended and Restated PRC Option Agreement (this “Option Agreement”) is made this              day of             , 20     (the “Effective Date”) and amends and restates that certain PRC Option Agreement entered into by and between you,              (the “Participant”), and Aerohive Networks, Inc. (the “Company”) with respect to the option (the “Option”) to purchase shares of Common Stock (“Shares”) of the Company granted to you under the Company’s 2006 Global Share Plan (the “Plan”) on the Date of Grant set forth below (the “Prior Agreement”).

In consideration for and subject to your delivery to the Company of an amount equal to US$             (the “Extension Price”), the Prior Agreement is hereby amended and superseded in its entirety and restated by this Option Agreement. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect. Optionee hereby acknowledges and agrees that the Extension Price shall be non-refundable.

Participant further acknowledges that Participant’s status as a Service Provider under the Plan terminated on             , and that on such date,              of the Shares exercisable under the Prior Agreement were unvested and immediately forfeited and Participant has no further rights with respect thereto.

Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant

Exercise Price per Share	US$

Number of Shares subject to the Option

Type of Option:		Incentive Stock Option (to the extent permitted by Applicable Law)

Nonstatutory Stock Option

Expiration Date:	10th anniversary of the Grant Date

Option Exercise:

The Option is fully-vested, and to the extent permitted by Applicable Law (as defined in the Plan), the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan and the Option Rules (attached hereto as Exhibit A).

Escrow Provisions:

This Option shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

Option Exercise Period and Expiration:

[insert vesting schedule]

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan and the Escrow Provisions (Exhibit B). Please be sure to read all of Exhibits A and B, which contain the specific terms and conditions of the Option.

This Amended and Restated PRC Share Option Agreement does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AEROHIVE NETWORKS, INC.	PARTICIPANT

Title	Signed

Date	Date

EXHIBIT A

OPTION RULES

1. Option. This Option is a right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Summary”), at the Exercise Price per Share set forth in the Grant Summary, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

The Option, and any Shares or cash acquired pursuant hereto, shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

2. Exercise of Option.

(a) Right to Exercise. After the Trigger Date (as defined below), if permitted by Applicable Law, the Option shall be exercisable during its term cumulatively according to the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Option Exercise Period. Notwithstanding any provision in this Option Agreement to the contrary, the Option shall not be exercisable until (i) the occurrence of the earliest of (A) the first Qualified Public Offering (as defined below), (B) a Change in Control in which the successor entity has equity securities publicly traded on an internationally-recognized stock exchange, and (C) upon such date that the Option may be legally exercised pursuant to Applicable Law, as evidenced by a legal opinion provided to and approved by the Administrator (as defined in the Plan) (a “Trigger Event”), and (ii) following a Trigger Event, the later of (X) the completion by the Company (or, if applicable, the successor entity) of all relevant registrations, if any, required under the laws of the People’s Republic of China with respect to the exercise of the Option, including, without limitation, those required by the People’s Republic of China State Administration of Foreign Exchange (“SAFE”) as determined to be necessary or desirable by the Board in its discretion, and (Y) if applicable, the expiration of the Market-Standoff (as defined below) (such date, the “Trigger Date”). On or after the Trigger Date, the Option shall be exercisable during its term until the end of the exercise period specified below:

Reason for Termination of Service	End of Exercise Period if Service is Terminated PRIOR TO the Trigger Date	End of Exercise Period if Service is Terminated ON OR AFTER the Trigger Date
Termination as a Service Provider (except as provided below)	3 months from the Trigger Date	3 months from termination
Termination as a Service Provider due to Disability	12 months from the Trigger Date	12 months from termination
Termination as a Service Provider due to death	12 months from the Trigger Date	12 months from termination

Subject to Section 12(c) of the Plan, the Option shall terminate on the earlier of the expiration date as set forth in the Grant Summary and the end of the Option exercise period specified above.

(c) Method of Exercise. The Participant may instruct the Company to exercise the Option, on his or her behalf by delivery of a written exercise notice in the form attached hereto as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with the applicable tax withholding delivered pursuant to Exhibit C attached hereto. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with the applicable tax withholding delivered pursuant to Exhibit C attached hereto, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(d) Approval by Stockholders and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Stockholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) if permitted by Applicable Law, by cash, check or cash equivalent;

(b) at the discretion of the Administrator and to the extent permitted by Applicable Law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) such other method or manner of payment as the Administrator may approve, to the extent permitted by Applicable Law.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Summary, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Participant understands that he/she is solely responsible for any taxes associated with the Option exercise. The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. (including the People’s Republic of China) income and employment tax withholding requirements applicable to the Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option. In this regard and to the extent determined appropriate by the Company in its discretion and permissible under Applicable Law, the Participant authorizes the Company (and/or a Parent or Subsidiary of the Company) to (i) withhold all applicable taxes legally payable by the Participant from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations or (ii) reduce the number of Shares otherwise deliverable to the Participant (including selling on the Participant’s behalf such number of Shares necessary to obtain sufficient proceeds to satisfy such tax withholding obligations). The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant hereby acknowledges and agrees that the Participant may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Participant) on the compensation income recognized by the Participant in connection with the exercise of the Option.

9. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13. Disposition of Shares. The Participant agrees to sell, transfer or otherwise dispose of the Shares acquired pursuant to the exercise of the Option in such manner and subject to such terms and conditions as the Administrator determines within such period of time as the Administrator may designate from time to time to comply with Applicable Laws, or as requested by SAFE or its local agency (the “Disposition Deadline”). The Participant hereby authorizes the Company and appoints the Company as the Participant’s attorney-in-fact to sell on the Participant’s behalf any Shares held by the Participant after the Disposition Deadline, without any further action, consent or instruction by the Participant.

14. Acknowledgements.

(a) The Participant acknowledges receipt of a copy of the Plan (including any applicable appendices or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Participant has reviewed the Plan (including any applicable appendices or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (which may or may not have been the Participant’s employer) is granting the Option. The Company will administer the Plan from outside the Participant’s country of residence, and United States law will govern all Options granted under the Plan.

(c) The Participant acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Law, the benefits and rights provided under the Plan are not to be considered part of the Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. The Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) the Participant ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e) The Plan will not be deemed to constitute, and will not be construed by the Participant to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to the Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company.

(g) By entering into this Option Agreement, and as a condition of the grant of the Option, the Participant consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(i) the Participant understands that the Company, its Parent or any Subsidiary may hold certain personal information about the Participant, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Participant’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii) the Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of the Participant’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients”).

(iii) the Participant understands that these Data Recipients may be located in the Participant’s country of residence or elsewhere, such as the United States. The Participant authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Participant’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv) the Participant understands that the Participant may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Participant’s consent herein in writing by contacting the Company. The Participant further understands that withdrawing consent may affect the Participant’s ability to participate in the Plan.

(h) The Participant has received the terms and conditions of this Option Agreement and any other related communications, and the Participant consents to having received these documents in English.

15. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with a national postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan, the Escrow Provisions and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

16. Extension Price Not Refundable. THE EXTENSION PRICE PAID BY THE PARTICIPANT TO THE COMPANY IN CONNECTION WITH THIS AMENDED AND RESTATED PRC OPTION AGREEMENT IS NOT REFUNDABLE UNDER ANY CIRCUMSTANCES. THE PARTICIPANT ACKNOWLEDGES THAT THE COMPANY HAS NO OBLIGATION TO ENSURE THAT THE TRIGGER DATE OCCURS PRIOR TO THE EXPIRATION DATE OR AT ALL. IF THE TRIGGER DATE DOES NOT OCCUR PRIOR TO THE EXPIRATION DATE, THEN THIS OPTION WILL EXPIRE IN ACCORDANCE WITH ITS TERMS AND THE EXTENSION PRICE WILL NOT BE RETURNED TO THE PARTICIPANT.

17. Cashless Exercise; Proceeds Not Convertible to RMB. PARTICIPANT ACKNOWLEDGES THAT IT MAY BE THE CASE THAT THIS OPTION WILL ONLY BE EXERCISABLE, IF AT ALL, IN CONNECTION WITH A FORMAL CASHLESS EXERCISE PROGRAM ADOPTED BY THE COMPANY AND THAT THE COMPANY IS UNDER NO OBLIGATION TO ADOPT SUCH A PROGRAM. IT MAY ALSO BE THE CASE THAT ANY PROCEEDS FROM A CASHLESS EXERCISE OF THIS OPTION WILL NOT BE CONVERTIBLE INTO RENMINBI AND THAT IT MAY NOT BE POSSIBLE FOR SUCH PROCEEDS TO BE REMITTED INTO THE PEOPLE’S REPUBLIC OF CHINA.

o O o

EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

ESCROW PROVISIONS

1. Option. As set forth in the Option Agreement, to which these Escrow Provisions (the “Escrow Provisions”) are attached, you have been granted an Option under the Plan. The Option will be held by the Company under these Escrow Provisions in an account in your name. Unless otherwise defined herein, the capitalized terms in these Escrow Provisions shall have the meanings ascribed to those terms in the Plan.

2. Legal and Equitable Title. Legal and equitable title to the Option and any cash or securities acquired pursuant to the Option, will remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3. Exercise of Option. You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the Option Agreement and the Plan.

4. Proceeds of Exercise. Shares acquired upon exercise of your Option will be retained in Escrow under these Escrow Provisions. Subject to requirements for repatriation and settlement of foreign exchange under the laws of the People’s Republic of China, you may elect to keep any proceeds from the sale of such Shares (any such sale to be performed by the Company under your direction) in your account under these Escrow Provisions or to have them distributed to you. If you elect to have the proceeds distributed to you, the Company will use its reasonable efforts to effect such distribution, pursuant to such channels as the Company reasonably determines appropriate and permissible under Applicable Law.

5. Powers of Company. The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with Applicable Law and to effectuate and carry out the terms and purposes of Escrow under these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6. Limitation of Liability. The Company is not liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company is not liable for honest mistakes of judgment or for losses or liabilities due to honest mistakes of judgment.

7. Costs and Expenses of this Escrow. All costs and expenses of these Escrow Provisions will be borne by the Company.

8. Entire Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan, Option Agreement and these Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, and may not be modified adversely to your interest except by means of a writing signed by the Company and you. These Escrow Provisions are governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

EXHIBIT C

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

EXERCISE NOTICE

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today, ___________, ____, the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase ________ shares of Common Stock (the “Shares”) of Aerohive Networks, Inc. (the “Company”), under and pursuant to the 2006 Global Share Plan (the “Plan”) and the Amended and Restated PRC Share Option Agreement dated ___________, ____ (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and delivers any and all tax withholding due in connection with the exercise of the Option to the Company, the Parent or the Subsidiary that is required under Applicable Law to withhold such taxes.

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Escrow Provisions, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities shall be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including: (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

(e) The Participant hereby acknowledges that the Participant is aware of the relevant requirements under the laws of the People’s Republic of China regarding overseas investment, including the requirements for approval and registration with competent authorities. The Participant is acquiring these Securities after obtaining requisite approval or registration from competent authorities of the People’s Republic of China. Failure to obtain requisite approval or registration shall relieve the Company, and any Parent or Subsidiary, of any liability in respect of the failure to issue these Securities. If the failure is revealed or occurs after the issuance of these Securities, the Company shall be entitled, at its sole discretion, to redeem or request the Participant to transfer these Securities to a transferee who is legally entitled to hold the Securities. Unless otherwise determined by the Administrator, the redemption price shall be the Exercise Price paid by the Participant for the Securities. The Company, its Parent and any Subsidiary shall be relieved from any liability for any redemption or request for transfer made pursuant to the foregoing.

Signature of the Participant:

Date:

UK EMI SUB-PLAN TO THE AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

SHARE OPTION AGREEMENT FOR UK EMPLOYEES

Aerohive Networks, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Participant”), an option (the “Option”) under the UK EMI Sub-Plan to the Company’s 2006 Global Share Plan (the “Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant[1]

Vesting Commencement Date

Exercise Price per Share	$

Number of Shares subject to the Option

Type of Option:		EMI Option Unapproved Option

Expiration Date:[2]

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

[insert vesting schedule]

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination as Service Provider (except as provided below)	[ ]
Termination as Service Provider due to Disability	[ ]
Termination as Service Provider due to death	[ ]

*The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

Notice concerning EMI treatment:

If this option is designated as an EMI Option it ceases to qualify for favourable tax treatment as an EMI Option to the extent it is exercised (i) more than 40 days after the date the Participant ceases to be an Eligible Employee for any reason other than death (ii) more than 12 months after the date the Participant ceases to be an Employee by reason of death or (iii) more than 40 days following any Disqualifying Event under sections 534, 535 or 536 of ITEPA.

Where indicated as such, this Option is intended to be an EMI Option. However, the Company, the persons administering the Plan, the relevant employing Company (or any of their respective employees or directors) do not make any warranty or representation that this Option will so qualify and will not be liable to you (or any other person) for any Option Tax Liability arising in connection with this Option as a result of the Option or part of the Option not qualifying or ceasing to qualify as an EMI Option.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan, the Joint Election and Section 431 Election. Please be sure to read all of Exhibit A, the Joint Election and Section 431 Election which contains the specific terms and conditions of the Option. The participant’s signature below also confirms Participant’s agreement to the terms of the Joint Election attached hereto as Exhibit A1. By the signature of the employer (name), it agrees to the terms of the said Joint Election.

[1]	The Date of Grant is the date the Share Option Agreement is signed.
[2]	For EMI Options, this date must not be later than the tenth anniversary of the Date of Grant.

1

This Share Option Agreement for UK Employees (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

This Agreement has been executed and delivered as a deed on the date set out below.

Dated:

SIGNED as a DEED

BY AEROHIVE NETWORKS, INC.	)
acting by the under-mentioned	)
person(s) acting on the authority of	)
the Company in accordance with the	)
laws of the territory of its incorporation:	)

Authorised signatory

SIGNED as a DEED	)
by [insert name of Participant]	)

in the presence of:

Witness signature:

Name:

Address:

Occupation:

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EXHIBIT A

OPTION RULES

1. Grant of Option. The Administrator hereby grants to the Participant under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement (including the Joint Election) and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The Option shall be treated as either an EMI Option or an Unapproved Option in accordance with Section 6(b) of the Plan.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s Personal Representative in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company together with the signed Joint Election and signed Section 431 Election. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with any applicable tax withholding (including any Option Tax Liability and any Secondary NIC Liability). The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding (including any Option Tax Liability and any Secondary NIC Liability) and a signed Joint Election and signed Section 431 Election, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by the Board and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Board. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d) Issuance of Shares. After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option. The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable

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Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or cheque; or

(b) at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) otherwise than to the Participant’s Personal Representative on the Participant’s death, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the Personal Representative of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. In the event that the Company determines that it is required to account to HM Revenue & Customs for the Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Participant, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding liabilities. The Participant shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

(b) Tax Consultation. Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that he or she will consult with any tax advisors Participant deems appropriate in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

(c) Section 431 Election. As a further condition of the exercise of this Option, the Participant shall have signed a Section 431 Election in the form set out in Exhibit D or in such other form as may be determined by HM Revenue & Customs from time to time.

(d) Employer’s National Insurance Charges. As a further condition of the exercise of an Option under the Plan the Participant shall join with the Company, or if and to the extent that there is a change in the law, any other company or person who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole any Secondary NIC Liability.

(e) Participant’s Tax Indemnity.

(i) Indemnity. To the extent permitted by law, the Participant hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability.

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(ii) No Obligation to Issue Shares. The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of this Option unless and until the Participant has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Option Tax Liability and the Secondary NIC Liability, or the Participant has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Participant within such period as the Company may then determine.

(iii) Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Participant would have otherwise been entitled upon the exercise of this Option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Participant (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Participant’s liability under such indemnity.

9. Data protection.

(a) By entering into this Option Agreement, and as a condition of the grant of the Option, Participant consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(i) Participant understands that the Company and its Subsidiaries hold Data about the Participant for the purpose of managing and administering the Plan.

(ii) Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Participant’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(iii) Participant understands that these Data Recipients may be located in Participant’s country of residence or elsewhere, such as the United States. Participant authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Participant’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Participant’s personal data continues to be adequately protected and securely held.

(iv) Participant understands that Participant may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Participant’s consent herein in writing by contacting the Company. Participant further understands that withdrawing consent may affect Participant’s ability to participate in the Plan.

10. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

11. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

12. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

13. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state,

5

the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

14. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service (or applicable national postal service, if mailed from outside the United States), by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan, the Joint Election and Section 431 Election are incorporated herein by reference. The Plan, this Option Agreement, the Joint Election and Section 431 Election constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules. The Joint Election and Section 431 Election are governed by the laws of England and Wales.

14. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER (NOT THROUGH THE ACT OF BEING EMPLOYED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER.

6

PARTICIPANT HAS NO RIGHT TO COMPENSATION OR DAMAGES FOR ANY LOSS IN RESPECT OF THE OPTION WHERE SUCH LOSS ARISES (OR IS CLAIMED TO ARISE), IN WHOLE OR IN PART, FROM THE TERMINATION OF PARTICIPANT’S EMPLOYMENT; OR NOTICE TO TERMINATE EMPLOYMENT GIVEN BY OR TO PARTICIPANT. THIS EXCLUSION OF LIABILITY SHALL APPLY HOWEVER TERMINATION OF EMPLOYMENT, OR THE GIVING OF NOTICE, IS CAUSED OTHER THAN IN A CASE WHERE A COMPETENT TRIBUNAL OR COURT, FROM WHICH THERE CAN BE NO APPEAL (OR WHICH THE RELEVANT EMPLOYING COMPANY HAS DECIDED NOT TO APPEAL), HAS FOUND THAT THE CESSATION OF THE PARTICIPANT’S EMPLOYMENT AMOUNTED TO UNFAIR OR CONSTRUCTIVE DISMISSAL OF PARTICIPANT AND HOWEVER COMPENSATION OR DAMAGES MAY BE CLAIMED.

PARTICIPANT HAS NO RIGHT TO COMPENSATION OR DAMAGES FOR ANY LOSS IN RESPECT OF AN OPTION WHERE SUCH LOSS ARISES (OR IS CLAIMED TO ARISE), IN WHOLE OR IN PART, FROM ANY COMPANY CEASING TO BE A SUBSIDIARY OF THE COMPANY; OR THE TRANSFER OF ANY BUSINESS FROM A SUBSIDIARY OF THE COMPANY TO ANY PERSON WHICH IS NOT A SUBSIDIARY OF THE COMPANY. THIS EXCLUSION OF LIABILITY SHALL APPLY HOWEVER THE CHANGE OF STATUS OF THE RELEVANT COMPANY, OR THE TRANSFER OF THE RELEVANT BUSINESS, IS CAUSED, AND HOWEVER COMPENSATION OR DAMAGES MAY BE CLAIMED.

7

EXHIBIT A1

Joint Election

8

DATED

AEROHIVE NETWORKS, INC.

- and -

AEROHIVE NETWORKS EUROPE LIMITED

- and -

[PARTICIPANT]

JOINT ELECTION

9

JOINT ELECTION

THIS JOINT ELECTION is made on	20__

BETWEEN

(1)	AEROHIVE NETWORKS, INC. whose registered office is at 330 Gibraltar Drive, Sunnyvale, CA 94089, United States of America (the “Company”); and

(2)	AEROHIVE NETWORKS EUROPE LIMITED registered in England and Wales with company number 06400590 whose registered office is at 5th Floor, 34 Dover Street, London W1S 4NG (the “Employer”); and

(3)	[INSERT NAME OF PARTICIPANT] of [insert address of PARTICIPANT] whose National Insurance number is [insert National Insurance number] (the “Participant” which shall include his executors or administrators in the case of his death).

INTRODUCTION

(A)	The Participant may be granted options from time to time (each one an “Option”) to acquire shares of common stock in the Company (the “Shares”) on terms to be set out in stock option agreements to be issued to the Participant and which will be subject to the UK EMI Sub-Plan to the Aerohive Networks, Inc. 2006 Global Share Plan (the “Plan”).

(B)	The grant of the Option may take place before or after the Participant has executed this joint election (the “Joint Election”). The Joint Election is in an approved format. The exercise, cancellation, release, assignment or other disposal of an Option is subject to the Participant entering into this Joint Election.

(C)	The Participant is currently an employee of the Employer.

(D)	The exercise, release, cancellation, assignment or other disposal of an Option (a “Trigger Event”) (whether in whole or in part), may result in the Employer or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions (“NIC”) purposes at the time of such Trigger Event having a liability to pay employer’s (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)	Where the context so admits, any reference in this Joint Election:

(i)	to the singular number shall be construed as if it referred also to the plural number and vice versa;

(ii)	to the masculine gender shall be construed as though it referred also to the feminine gender;

(iii)	to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

(iv)	Shares means shares of common stock of the Company.

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AGREED TERMS

1.	Joint Election

1.1	It is a condition of the exercise, cancellation, release, assignment or other disposal of an Option that the Participant has entered into this Joint Election with the Employer.

1.2	The Participant, the Company and the Employer elect to transfer the liability (the “Liability”) for all of the employer’s (Secondary) Class I NICs, referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 (“SSCBA”) to the Participant. This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

1.3	This Joint Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.4	This Joint Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) (employment income: securities with artificially depressed market value).

2.	Restriction on registration until liability paid by Participant

The Participant hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.	Payment

3.1 Where, in relation to an Option, the Participant is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Employer to be liable (where it is believed that the shares under option are readily convertible assets), to account to HM Revenue & Customs for the Liability, the Participant and the Employer agree that, upon receipt of the funds to meet the Liability from the Participant, that such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Employer on the Participant’s behalf within 14 days of the end of the income tax month in which the gain on the Option was made (“the 14 day period”) and for the purposes of securing payment of the Liability the Participant will on the occurrence of a Trigger Event:

(a)	pay to the Employer a cash amount equal to the Liability; and/or

(b)	suffer a deduction from salary or other remuneration due to the Participant such deduction being in an amount not exceeding the Liability; and/or

(c)	at the request of the Company enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Participant) to effect the sale of Shares acquired through the exercise of the Option to cover all or any part of the Liability and use the proceeds to pay the Employer a cash amount equal to the Liability.

3.2 The Employer shall pass all monies it has collected from the Participant in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred.

4.	Termination of Joint Election

4.1 This Joint Election shall cease to have effect on the occurrence of any of the following:

(a)	if the terms of this Joint Election are satisfied in the reasonable opinion of the Company, the Employer and the Participant;

(b)	if the Company, the Employer and the Participant jointly agree in writing to revoke this Joint Election;

11

(c)	if HM Revenue & Customs withdraws approval of this Joint Election so far as it relates to share options covered by the Joint Election but not yet granted;

(d)	if the Options lapse or no Option is otherwise capable of being exercised pursuant to the Plan; and/or

(e)	if the Company and/or the Employer serve notice on the Participant that the Joint Election is to cease to have effect.

5. Further assurance

5.1 The Company, Employer and the Participant shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or HM Revenue & Customs requirements.

5.2 The Participant shall notify the Employer in writing of any Trigger Event which occurs in relation to an Option within three days of such Trigger Event.

5.3 The Company intends, as soon as practicable, to notify the Employer of the Participant’s intention of exercising an Option and shall provide the Employer with such information available to the Company to enable the Employer to calculate the Liability arising on the Trigger Event.

6. Secondary Contributor

The Employer enters into this Joint Election on its own behalf and on behalf of the Company, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option. It is agreed that the Employer can enforce the terms of this Joint Election against the Participant on behalf of any such company.

7. Binding Effect

7.1 The Participant agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Participant shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Employer when the Liability arises.

7.2 The Employer and the Company agree to be bound by the terms of this Joint Election and for the avoidance of doubt the Employer and Company shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Employer when the Liability arises.

8. Governing Law

8.1 This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed.

12

This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED as a DEED	)
by AEROHIVE NETWORKS, INC.	)
acting by the under-mentioned	)

person(s) acting on the authority )

of the Company in accordance	)
with the laws of the territory of	)
its incorporation:	)

Authorised signatory

Signed as a DEED	)

by AEROHIVE NETWORKS EUROPE)

LIMITED	)
acting by:	)

Director

In the presence of:

Witness Signature:

Name:

Address:

Occupation:

SIGNED as a DEED	)
by [insert name of Participant]	)

in the presence of:

Witness signature:

Name:

Address:

Occupation:

13

EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

EXERCISE NOTICE FOR UK EMPLOYEES

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,                         ,           , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                    shares of Common Stock (the “Shares”) of Aerohive Networks, Inc. (the “Company”), under and pursuant to the UK EMI Sub-Plan to the 2006 Global Share Plan (the “Plan”) and the Share Option Agreement for UK Employees dated                         ,          (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and any and all withholding taxes (including any Option Tax Liability and Secondary NIC Liability) due in connection with the exercise of the Option to the Company (or the Parent or Subsidiary or other person that is required under Applicable Laws to withhold such taxes).

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan, the Option Agreement, including the Option Rules, the Joint Election and the Section 431 Election and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate any Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by

14

the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE

15

BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her Personal Representatives.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules. The Joint Election and Section 431 Election shall be governed by the laws of England and Wales.

11. Entire Agreement. The Plan, the Option Agreement, the Joint Election and the Section 431 Election are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Joint Election, the Section 431 Election and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

16

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

17

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant hereby acknowledges that the Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

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Signature of the Participant:

Date:

19

EXHIBIT D

SECTION 431 ELECTION

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Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1. Between

the Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]

and

the Company (who is the Employee’s employer) Aerohive Networks Europe Limited

of Company Registration Number	06400590

2. Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

Description of securities	Common Stock

Name of issuer of securities	Aerohive Networks, Inc.

To be acquired by the Employee after [dd/mm/yyyy] under the terms of the UK EMI Sub-Plan to the Aerohive Networks, Inc. 2006 Global Share Plan.

4. Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

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5. Declaration

This election will become irrevocable upon the later of its signing or the acquisition (* and each subsequent acquisition) of employment-related securities to which this election applies.

(* delete as appropriate)

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

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AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN

NONSTATUTORY SHARE OPTION AGREEMENT GRANTED UNDER THE FRENCH QUALIFIED SUB-PLAN FOR

EMPLOYEES SUBJECT TO TAXATION IN FRANCE

Aerohive Networks, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Participant”), an option (the “Option”) under the Company’s 2006 Global Share Plan (the “Plan”) and the Sub-Plan for France (the “Sub-Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan, the Sub-Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Number of Shares subject to the Option

Type of Option:		Nonstatutory Stock Option

Expiration Date:

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Sub-Plan the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

25% of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter over the next three years on the same day of the month as the Vesting Commencement Date, subject to the Participant continuing to be a Service Provider through these dates.

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*

Termination as Service Provider (except as provided below)	[ ]
Termination as Service Provider due to Disability	[ ]
Termination as Service Provider due to death	[ ]

*The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AEROHIVE NETWORKS, INC.	PARTICIPANT

Title	Signed

Date	Date

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EXHIBIT A

OPTION RULES

1. Grant of Option. The Administrator hereby grants to the Participant under the Plan and the Sub-Plan for France (the “Sub-Plan”) the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement, the Plan and the Sub-Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan the Sub-Plan and this Option Agreement, the terms and conditions of the Sub-Plan shall prevail unless otherwise indicated.

The Option shall be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with any applicable tax withholding. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Stockholders and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Stockholders of the Company or the Sub-Plan by the Board. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d) Issuance of Shares. After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

(e) Restrictions on Transfer. Notwithstanding any provisions of the Plan, the Sub-Plan and this Option Agreement, any Shares acquired hereunder shall not be sold, transferred, pledged or hypothecated prior to the fourth anniversary of the Date of Grant, (with a maximum restriction on sale of three (3) years from the date the Option is exercised) or such other date as may be required to comply with the applicable holding period for French-qualified Options, except as set out in Termination Period provision below or as otherwise permitted under French law.

(f) Termination Period. This Option may be exercised, to the extent it is then vested, for up to three months after Optionee ceases to be an Employee or a corporate officer of the Company or any Parent or Subsidiary. The restriction on the sale of Shares described in subsection (f) of Section 2 of this Option Agreement will continue to apply even in case of termination of the Optionee unless the termination is due to dismissal or forced retirement according to the conditions of Section 91 ter of the Annex II of the French tax Code and as construed by the applicable guidelines. Notwithstanding the foregoing, upon death of the Participant, this Option may be exercised, to the extent it is then vested, for up to six (6) months following such death. In the event Optionee ceases to be an Employee or a corporate officer of the Company or any Parent or Subsidiary by reason of Disability (as defined under the French Plan), this Option may be exercised, to the extent it is then vested, for up to one year after Optionee ceases to be an Employee or a corporate officer. Further, should Optionee cease to be an Employee or a corporate officer of the Company or any Parent or Subsidiary by reason of death or Disability, the restriction on the sale of Shares described in Section 2(f) of this Option Agreement, will not apply to the Shares acquired upon exercise of the Option, provided all required conditions are satisfied. In no event shall this Option be exercised after the Term/Expiration Date as set forth in the notice of grant, except in the event of Optionee’s death.

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3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4. Market Stand-Off.

(a) The Participant agrees that the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Participant agrees that any transferee of any Participant shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or check;

(b) at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) at the discretion of the Administrator, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Withholding and Responsibility for Tax Related Items. Participant hereby acknowledges and agrees that the ultimate liability for any and all tax, social insurance and payroll tax withholding (“Tax-Related Items”) is and remains, to the extent provided for by law, his or her responsibility and liability and that his or her employer, the Company and its Subsidiaries (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the subsequent sale of Shares acquired pursuant to such exercise; and (b) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate his or her liability for Tax-Related Items.

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Participant agrees that prior to exercise of the Option or sale of the Share(s) acquired thereunder, he or she will pay or make adequate arrangements satisfactory to the Company and/or his or her employer, as applicable, to satisfy all withholding obligations of the Company and/or his or her employer. Participant acknowledges and agrees that the Company may refuse to honor the exercise of the Option and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise or related sale. In this regard, Participant authorizes the Company and/or his or her employer (be it through the intermediary of the broker or otherwise) to withhold all applicable Tax-Related Items legally payable by him or her from his or her wages or other cash compensation paid to him or her by the Company and/or his or her employer, or from proceeds of sale. Alternatively, or in addition, Participant agrees and acknowledges that the Company may sell or arrange for the sale of Shares that Participant is due to acquire with respect to the Option to meet the minimum withholding obligation for Tax Related Items. Any estimated withholding which is not required in satisfaction of any Tax Related Items will be repaid to Participant by the Company or his or her employer, as applicable. Finally, Participant agrees that he or she will pay to the Company or his or her employer, as applicable, any amount of any Tax Related Items that the Company and/or his or her employer may be required to withhold as a result of his or her participation in the Plan or his or her exercise of the Option or sale of Shares acquired thereunder that cannot be satisfied by the means previously described. In the event that the Options under the Plan are subsequently disqualified for purposes of French tax law, Participant agrees to submit immediately the amount of any income tax withholding and/or Participant’s social security contributions due by means of check, cash or credit transfer. In addition, Participant grants the Company or his/her employer the right to require the broker to withhold sufficient amounts from the sale proceeds to meet the Tax Related Items withholding obligations.

Participant’s employer or the Company may withhold Shares owed to Participant at the time of exercise in order to meet the tax and/or social insurance charges that might be due on behalf of Participant at the time of sale of the underlying Shares. Upon sale of the underlying Shares, Participant authorizes his/her employer or the Company to withhold, or request the broker to withhold, from the proceeds to be paid to Participant the amount necessary to satisfy the Tax Related Items due on behalf of Participant at the time of exercise of the Option and/or sale of the Shares acquired thereunder. If such amounts are due and are not withheld, Participant will agree to submit the amount due to the Company, his or her employer or the appropriate tax authorities by check, cash or credit transfer upon request.

Participant also agrees that in the hypothesis he/she breaches any obligation set forth in the Plan, or this Option Agreement, the damages that will be suffered by his/her employer and/or the Company will be no less than the amount of the taxes and social security contributions (employer’s and Employee’s part) applicable to the related Options or Shares acquired thereunder, which minimum amount will therefore be withheld by his/her employer, the Company or the broker as damages, notwithstanding any further action from his/her employer and or the Company against Participant.

9. Acknowledgements.

(a) Participant acknowledges receipt of a copy of the Plan and Appendix B attached thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, Appendix B thereto and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, Appendix B thereto or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (and not Participant’s employer) is granting the Option. The Company will administer the Plan from outside Participant’s country of residence and that United States of America law will govern all Options granted under the Plan.

(c) Benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. The benefits and rights provided under the Plan are not to be considered part of Participant’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. Participant waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) Participant ceases to have any rights under, or ceases to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time to amend, suspend or terminate the Plan (including Appendix B attached thereto).

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(e) The Plan will not be deemed to constitute, and will not be construed by Participant to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by Participant to constitute, an employment or labor relationship of any kind with the Company.

(g) Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English. Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix. (I represent that I perfectly speak and understand English language, that I had enough time to review and understand this agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice).

10. Data Protection.

By entering into this Option Agreement, and as a condition of the grant of an Option:

(a) Participant consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(b) Participant understands that the Company and its Subsidiaries hold certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships or officerships held in the Company or its Subsidiaries, details of all Options or other entitlement to Shares awarded, cancelled, exercised, vested, unvested, or outstanding in Participant’s favor, for the purpose of managing and administering the Plan (“Data”).

(c) French Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Participant’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients”).

(d) Participant understands that these Data Recipients may be located in France or elsewhere, such as in the United States of America. Participant authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Participant’s behalf, to a broker or third party with whom the Shares subscribed on exercise may be deposited.

(e) According to the terms of the law known as “Informatique et Liberté” (Law no. 78-17 of January 6, 1978, as amended from time to time), Participant understands that Participant may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw French Participant’s consent herein in writing by contacting the Company. Participant further understands that withdrawing consent may affect Participant’s ability to participate in the Plan.

10. Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan, except as set forth in Section 2 of Appendix B to the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

11. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

12. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

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13. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

14. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service (or applicable national postal service, if mailed from outside the United States), by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

15. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE PARTICIPANT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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EXHIBIT B

AEROHIVE NETWORKS, INC.

2006 GLOBAL SHARE PLAN, SUB-PLAN FOR FRANCE

EXERCISE NOTICE FOR EMPLOYEES SUBJEXT TO TAXATION IN FRANCE

Aerohive Networks, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today,             ,             , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase              shares of Common Stock (the “Shares”) of Aerohive Networks, Inc. (the “Company”), under and pursuant to the 2006 Global Share Plan (the “Plan”), the Sub-Plan for France and the Nonstatutory. Share Option Agreement dated             ,              (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option to the Company (or the Parent or Subsidiary that is required under Applicable Laws to withhold such taxes). Should any tax or social contribution be due by the Company (or Participant’s employer) due to the exercise of the Option or the disposition of the Shares, Participant hereby agrees that the corresponding amount may be withheld on the proceeds due to Participant from any sale of the Shares by the broker previously selected by the Company to be used by Participant and such amount will be directly paid to the Company so that the Company may pay the relevant taxing authorities any amounts due.

3. Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Participant proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Participant (a “Selling Participant”) shall first give the Company written notice of the Selling Participant’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Participant has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate any Applicable Law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Participant in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Participant notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Participant and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

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(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Participant and the Selling Participant shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Participant does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Participant until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Participant of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

1. (a) General Restriction. Notwithstanding any provision of the Plan, the Sub Plan, and this Option Agreement, the Shares acquired hereunder shall not be sold, transferred, pledged or hypothecated prior to the fourth anniversary of the Vesting Commencement Date as specified in the Option Agreement, subject to Section 2 of the Sub Plan.

(b) Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(c) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

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Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix. (I represent that I perfectly speak and understand English language, that I had enough time to review and understand this Option Agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice).

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	AEROHIVE NETWORKS, INC.

Signature	By

Print Name	Title

Address:

Date Received

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	AEROHIVE NETWORKS, INC.

SECURITIES:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a) The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Participant hereby acknowledges that the Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

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Signature of the Participant:

Date:

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